UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 24, 2004

NEXTEL PARTNERS, INC.
(Exact Name Of Registrant as Specified in Charter)

DELAWARE	000-29633	91-1930918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Carillon Point
Kirkland, Washington 98033
(425) 576-3600
(Address and Telephone Number of Registrant’s Principal Executive Offices)

Item 9.  Regulation FD Disclosure.

On May 24, 2004, Nextel Partners, Inc. (the “Company”) announced that John Chapple, the Company’s Chairman, CEO and President, is scheduled to present at the Lehman Brothers Global Wireless Conference on Monday, May 24, 2004 at 3:30pm EDT.  In his remarks he will emphasize the Company’s performance and discuss other issues of importance to the Company.  Specifically, he will discuss the Company’s solid operational trends and will reaffirm its full-year 2004 guidance which was previously updated on the Company’s first quarter 2004 earnings call on April 28, 2004.  A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.  The information in this report and the attached press release shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

The attached press release contains forward-looking statements relating to the Company’s performance.  A more thorough discussion of certain factors which may affect the Company’s operating results is included under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL PARTNERS, INC.

Date: May 24, 2004	By:	/s/ Barry Rowan
Barry Rowan
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release, dated May 24, 2004, issued by Nextel Partners, Inc.